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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                        -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): December 19, 2003

                           DVI Receivables Corp. VIII
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             (Exact Name of Registrant as Specified in Its Charter)


DELAWARE                               333-81454               25-1824148
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(State or Other                       (Commission             (IRS Employer
Jurisdiction of Formation)            File Number)        Identification Number)

                       2500 YORK ROAD, JAMISON, PA  18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events and Required FD Disclosure

On December 19, 2003, DVI Financial Services Inc., as servicer ("DVIFS" or the "Servicer"), announced that it has reached a preliminary non binding agreement with the largest holder of notes, on an aggregated basis, issued by DVI Receivables VIII, L.L.C., DVI Receivables X, L.L.C., DVI Receivables XI, L.L.C., DVI Receivables XII, L.L.C., DVI Receivables XIV, L.L.C., DVI Receivables XVI, L.L.C., DVI Receivables XVII, L.L.C., DVI Receivables XVIII, L.L.C. and DVI Receivables XIX, L.L.C. (collectively, the "Securitizations"), on the economic terms of a settlement agreement that would formally authorize the transfer of servicing for the Securitizations to U.S. Bank Portfolio Services ("USBPS"), amend certain provisions of the Securitization documents, and resolve various claims that DVIFS and the Securitizations have against each other. DVIFS, the largest noteholder, U.S. Bank National Association (the "Trustee") and the Ad Hoc Committee for the Noteholders of the Securitizations (the "Ad Hoc Committee") are negotiating the settlement agreement. Although DVIFS will still need the consent of the Ad Hoc Committee to these economic terms, and although other terms of the settlement agreement are still being negotiated, DVIFS considers this preliminary agreement with the largest noteholder to be an important step toward consummating the settlement agreement. No assurance can be given that this preliminary agreement on economic terms will lead to the consummation of a settlement agreement.

In order to induce the largest noteholder, the Trustee and the Ad Hoc Committee to negotiate expeditiously the settlement agreement, DVIFS has extended the Temporary Conditional Servicing Support Agreement with USBPS to December 23, 2003. DVIFS will continue to seek assistance from USBPS, in its sole discretion, in the collection and workout functions of its servicing operations.

Such services by USBPS will terminate at the close of business on December 23, 2003, unless (i) a settlement agreement has been signed by DVIFS, the Trustee and the Ad Hoc Committee that provides for servicing by USBPS, or (ii) DVIFS, at the request of the Trustee and the Ad Hoc Committee, in its sole discretion agrees to extend such services. The Trustee shall pay the fees and expenses of USBPS in connection with these services from funds available in the Securitizations (including funds available, if any, in any Successor Servicer Reserve Account).

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the Company's expectations regarding the negotiation of a settlement agreement, the terms on which such a settlement agreement will be reached and the scope thereof, the transfer of servicing rights and the short-term provision of servicing support. These statements may be identified by their use of words, such as "anticipate," "estimate," "should," "expect," "guidance," "project," "intend," "plan," "believe" and other words and terms of similar meaning, in connection with any discussion of the Company's business plans or settlement negotiations. Factors that could affect the Company's forward-looking statements include, among other things: risks associated with the negotiation of the settlement agreement, risks associated with the bankruptcy process and risks associated with obtaining bankruptcy court approval of the settlement agreement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DVI Receivables Corp. VIII


                                       By: /s/ John P. Boyle
                                           ------------------------
                                           John P. Boyle
                                           Chief Executive Officer

Dated: December 19, 2003